For the fiscal year ended December 31, 1996
File number 811-1612

                                  SUB-ITEM 77-0

                                    EXHIBITS

                  Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
         Lucent-

2. Date of First Offering
         4/3/96

3. Dollar Amount of Purchase
         $1,282,500

4. Price Per Unit
         $27.00

5. Name(s) of Underwriter(s) or Dealer(s) From Whom Purchased
         Morgan Stanley, Goldman Sachs and Merril Lynch

6. Other Members of the Underwriting Syndicate
         Morgan Stanley & Co. Incorporated
         Goldman, Sachs & Co.
         Merrill Lynch, Pierce, Fenner & Smith Incorporated
         Bear, Stearns & Co. Inc.
         CS First Boston Corporation
         J.P. Morgan Securities Inc.
         Paine Webber Incorporated
         Advest, Inc.
         Arnhold & S. Bleichroeder, Inc.
         Robert W. Baird & Co. Incorporated
         M.R. Beal & Company
         Sanford C. Bernstein & Co., Inc.
         William Blair & Company, L.L.C.
         J.C. Bradford & Co.
         Alex. Brown & Sons Incorporated
         Cowen & Company
         Crowell, Weedon & Co.
         Dain Bosworth Incorporated
         Dean Witter Reynolds Inc.
         Deutsche Morgan Grenfell/C.J. Lawrence Inc.
         Dillon, Read & Co. Inc.
         Donaldson, Lufkin & Jenrette Securities Corporation
         A.G. Edwards & Sons, Inc.
         EVEREN Securities, Inc.
         Fahnestock & Co. Inc.
         First Manhattan Co.
         First of Michigan Corporation
         Furman Selz LLC
         Gabelli & Company, Inc.
         Gerard Klauer Mattison & Co., LLC
         Gruntal & Co., Incorporated
         Guzman & Company
         Hambrecht & Quist LLC
         Interstate/Johnson Lane Corporation
         Janney Montgomery Scott Inc.
         Edward D. Jones & Co., L.P.
         WR Lazard, Laidlaw & Luther
         Lazard Freres & Co. LLC
         Legg Mason Wood Walker, Incorporated
         Lehman Brothers Inc.
         McDonald & Company Securities, Inc.
         Montgomery Securities
         Needham & Company, Inc.
         Oppenheimer & Co., Inc.
         Paribas Corporation
         Parker/Hunter Incorporated
         Piper Jaffray Inc.
         Prudential Securities Incorporated
         Pryor, McClendon, Counts & Co., Inc.
         Ragen Mackenzie Incorporated
         Rauscher Pierce Refsnes, Inc.
         Raymond James & Associates, Inc.
         Robertson, Stephens & Company LLC
         The Robinson-Humphrey Company, Inc.
         Salomon Brothers Inc.
         SBC Capital Markets Inc.
         Schroder Wertheim & Co. Incorporated
         Scott & Stringfellow, Inc.
         Muriel Siebert & Co., Inc.
         Smith Barney Inc.
         Stifel, Nicholas & Company Incorporated
         Sutro & Co. Incorporated
         UBS Securities Inc.
         Wasserstein Perella Securities, Inc.
         Wheat, First Securities, Inc.
         Morgan Stanley & Co. International Limited
         Goldman Sachs International
         Merrill Lynch International Limited
         Banque Paribas
         Morgan Grenfell & Co. Limited
         Swiss Bank Corporation
         UBS Limited
         Bear, Stearns International Limited
         CS First Boston Limited
         J.P. Morgan Securities Ltd.
         PaineWebber International (U.K.) Ltd
         ABN AMRO Bank N.V.
         Argentaria Bolsa, S.V.B., S.A
         Cazenove & Co.
         CIBC Wood Gundy plc
         Commerzbank Aktiengesellschaft
         Credit Lyonnais Securities
         Daiwa Europe Limited
         Kleinwort Benson Limited
         Robert Fleming & Co. Limited
         HSBC Investment Bank Limited
         ING Bank N.V.
         Nikko Europe Plc
         Nomura International plc
         RBC Dominion Securities Inc.
         J. Henry Schroder & Co. Limited
         Societe Generale

For the fiscal year ended December 31, 1996
File number 811-1612

                                  SUB-ITEM 77-0

                                    EXHIBITS

                  Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
         Cincinnati Milacron

2. Date of First Offering
         5/14/96

3. Dollar Amount of Purchase
         $1,891,400

4. Price Per Unit
         $24.50

5. Name(s) of Underwriter(s) or Dealer(s) From Whom Purchased
         CS First Boston

6. Other Members of the Underwriting Syndicate
         CS First Boston Corporation
         BT Securities Corporation
         Merrill Lynch, Pierce, Fenner & Smith Incorporated
         J.P. Morgan Securities Inc.
         Barrington Research Associates, Inc.
         Alex. Brown & Sons Incorporated
         Credit Lyonnais Securities (USA) Inc.
         A.G. Edwards & Sons, Inc.
         Lazard Freres & Co., LLC
         McDonald & Company Securities, Inc.
         Prudential Securities Incorporated
         Schroder Wertheim & Co. Incorporated
         Stifel, Nicolaus & Company, Incorporated

For the fiscal year ended December 31, 1996
File number 811-1612

                                  SUB-ITEM 77-0

                                    EXHIBITS

                  Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
         Associates First Capital

2. Date of First Offering
         5/7/96

3. Dollar Amount of Purchase
         $849,700

4. Price Per Unit
         $29.00

5. Name(s) of Underwriter(s) or Dealer(s) From Whom Purchased
         Goldman Sachs

6. Other Members of the Underwriting Syndicate
         Goldman, Sachs & Co.
         CS First Boston Corporation
         Merrill Lynch, Pierce, Fenner & Smith Incorporated
         J.P. Morgan Securities Inc.
         Bear, Stearns & Co. Inc.
         Lehman Brothers Inc
         Salomon Brothers Inc.
         Alex. Brown & Sons Incorporated
         Chase Securities Inc.
         Citicorp Securities, Inc.
         Dean Witter Reynolds Inc.
         Deutsche Morgan Grenfell/C.J. Lawrence Inc.
         Donaldson, Lufkin & Jenrette Securities Corporation
         A.G. Edwards & Sons, Inc.
         EVEREN Securities, Inc.
         Montgomery Securities
         Morgan Stanley & Co. Incorporated
         Oppenheimer & Co., Inc.
         PaineWebber Incorporated
         Prudential Securities Incorporated
         Smith Barney Inc.
         Wasserstein Perella Securities, Inc.
         Advest, Inc.
         Sanford C. Bernstein & Co., Inc.
         William Blair & Company, L.L.C.
         J.C. Bradford & Co.
         Dain Bosworth Incorporated
         Furman Selz LLC
         Edward D. Jones & Co.
         Legg Mason Wood Walker Incorporated
         McDonald & Company Securities, Inc.
         Piper Jaffray Inc.
         Rauscher Pierce Refsnes, Inc.
         The Robinson-Humphrey Company, Inc.
         Stephens Inc.
         Sutro & Co. Incorporated
         Wheat, First Securities, Inc.
         First of Michigan Corporation
         First Southwest Company
         Gruntal & Co., Incorporated
         Guzman & Company
         NatCity Investments, Inc.
         Samuel A. Ramirez & Co., Inc.
         Roney & Co., LLC
         Scott & Stringfellow, Inc.
         Muriel Siebert & Co., Inc.
         Stifel, Nicolaus & Company, Incorporated
         Utendahl Capital Partners, L.P.
         The Williams Capital Group, L.P.